UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2009

INOVIO BIOMEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11494 Sorrento Valley Road San Diego, California		92121-1318
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 597-6006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting on August 12, 2009, the Board of Directors of Inovio Biomedical Corporation (the “Company” or “Inovio”) adopted the Inovio Biomedical Corporation Amended and Restated Bylaws.  Among other things, such Bylaws provide as follows:

•                  Action on matters in general, other than the election of directors, must be approved by the holders of a majority of the voting power constituting a quorum;

•                  The holders of one-third of the voting power of the shares entitled to vote at a meeting are a quorum for the transaction of business;

•                  Directors are elected by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present;

•                  The number of directors shall be set from time to time by resolution of the board of directors;

•                  At a special meeting of stockholders directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

•                  Director vacancies shall be filled for the unexpired term by a majority of the directors serving at that time, and each person so elected shall be a director until his successor is elected by the stockholders;

•                  All stockholder actions must be effected at a duly called meeting of stockholders and not by written consent;

•                  Special stockholder meetings may be called by Inovio’s Chairman of the board, Chief Executive Officer or the board of directors;

•                  Notice of any meeting shall be given to each stockholder entitled to vote thereat not less 10 nor more than 60 days before the date of the meeting;

•                  Subject to certain exceptions and qualifications, at an annual or special meeting of the stockholders, business brought before the meeting by stockholders shall only be conducted at such meeting if the stockholder has given notice in writing to the corporation not less than 120 days nor more than 180 days in advance of the date that the corporation’s proxy statement was released to stockholders for the previous year’s annual meeting.  A notice must include specified information concerning the business proposed to be conducted, the stockholder making the proposal (including information about (i) any hedging transactions (e.g. any short position) the stockholder has entered with respect to Inovio’s stock, and (ii) whether and the extent to which the stockholder has direct or indirect beneficial ownership of any derivative instruments (e.g. any options or similar rights) related to Inovio’s stock) and, if applicable, the persons nominated to be elected as directors;

•                  Directors and officers are indemnified to the fullest extent permitted by law; and

•                  Subject to certain exceptions, the stockholders and the board of directors have the power to make, alter or repeal the bylaws.

The foregoing summary of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are filed herewith as Exhibit 3.6 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

3.6	Amended and Restated Bylaws of Inovio Biomedical Corporation, as amended through August 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2009

INOVIO BIOMEDICAL CORPORATION

By:	/s/ Peter Kies
Peter Kies, Chief Financial Officer